No. 3154-0016-E001


                                   ENDORSEMENT

Attached to and forming part of the PROPERTY AND CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT NO. 3154-0016 between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania, (hereinafter referred to as the "Company"), and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with administrative offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

It is mutually understood and agreed by the parties hereto that effective May 1, 2003, as respects the Company's in-force, new and renewal policies, this Agreement is amended as follows:

I.   Subsection  p.,  Massage   Program,   is  added  as  an  exception  to  the
     Professional Liability Exclusion, C.1. and the exclusion reads as follows:

     1. Professional Liability or Errors and Omissions Coverage other than for the following:

          a.   "Beau-T-Pak";
          b.   Barbers;
          c.   Opticians;
          d.   Veterinarians that treat household pets;
          e.   Morticians; f. Clergy;
          g.   Employee Benefits Liability (E&O Coverage); h. Druggists;
          i.   "Day Care Pak";
          j.   "Adult Day Care;
          k.   "Health Club Pak";
          l.   "Instructor Pak";
          m.   In-Home Day Care;
          n.   "Pet Pak";
          o.   "Wellness Pak"; or
          p.   Massage Program.

II. Exclusion C.23. is amended to reflect the change in the number of building stories to six and the exclusion reads as follows:

     23.  Wrecking  or  demolition  of  buildings,  structures,   watercraft  or
          aircraft, except for buildings six stories or less.

III. Exclusion C.44. is amended to reflect the change in the number of building stories to six and the exclusion reads as follows:

     44.  Contractors   engaged  in  the  construction,   erection  or  exterior
          maintenance of structures in excess of six stories, except for window washers or power washing operations.




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IV.  Exclusion  C.49.  is amended  to provide  for  amendment  to the  Company's contractor guidelines and the exclusion reads as follows:

     49. Contractors, except as provided for by the Company's Penn Amerigram dated November 7, 2001, that is attached to this Agreement as APPENDIX B, or when the Company's Penn Amerigram is subsequently amended by the Company and notice is provided the Reinsurer.

V. Section 6, WARRANTY of EXHIBIT B, CASUALTY EXCESS OF LOSS, is amended to include the maximum policy limits for Massage Program business and the Section reads as follows:

                                    Section 6

         WARRANTY

         The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

          1.   General  Liability - $1,000,000  each  occurrence  and $2,000,000
               general   aggregate.   a)  As  respects  Products  and  Completed
               Operations - $1,000,000 in the aggregate.

          2. Liquor Liability Coverage - $1,000,000 each occurrence (i.e., new and renewal Restaurant policies, excluding Bars and Taverns, for the A, B, and C states as per attached Appendix A, having liquor receipts of 40% or less of total sales, effective on or after the effective date of this Agreement).

          3. Massage Program - $2,000,000 each occurrence and $3,000,000 general aggregate. However, for the purposes of recovery under this Exhibit, only the first $1,000,000 shall be deemed recoverable.

VI. EXHIBIT C, MASSAGE PROGRAM EXCESS OF LOSS, is added to the Agreement and the Exhibit reads as follows:

                                    EXHIBIT C

                         MASSAGE PROGRAM EXCESS OF LOSS

                                    Section 1

         BUSINESS COVERED

         A. The Reinsurer agrees to reimburse the Company, on an excess of loss basis, for the amounts of ultimate net loss which the Company may pay as a result of losses occurring on and after May 1, 2003, as respects the Company's new and renewal policies becoming effective on and after said date, covering






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                                                              No. 3154-0016-E001


                  the Massage  Program  business,  except as excluded  under the
                  EXCLUSIONS   Article  of  this   Agreement,   subject  to  the
                  limitations set forth herein.

         B. The term "policies" as used herein means each of the Company' s binders, policies and contracts providing insurance and reinsurance on the Classes of Insurance covered hereunder.

                                    Section 2

         LIMITS OF COVER

         As respects the class of business as stated in Section 1, the Reinsurer shall not be liable for any loss until the Company's ultimate net loss in each occurrence exceeds $1,000,000 and then the Reinsurer shall be liable for the amount of the Company' s ultimate net loss in each occurrence in excess of $1,000,000 but the Reinsurer's liability shall not exceed 100% of $1,000,000 in any one occurrence or $3,000,000 in any one Agreement Year.

                                    Section 3

         REINSURANCE PREMIUM

         A. The premium for the reinsurance provided under this Exhibit shall be computed at the rate of 10.837% of the Company's net written premium for the new and renewal business covered hereunder as of May 1, 2003.

         B. Notwithstanding Section 4 of this Exhibit, the minimum premium for the period May 1, 2003, through December 31, 2003, for reinsurance provided under this Exhibit shall be $67,000, which has been pro-rated from $100,000 because of the partial period.

         C. "Net written premium" shall mean the total of the Company's gross premium written during the agreement year for the lines of business covered hereunder, less expense constants on admitted policies, and less return premiums and premiums paid for reinsurance, if any, inuring to the benefit of the Agreement.

                                    Section 4

         COMMISSION

         The Reinsurer shall make a commission allowance of 37.50% to the Company on the premiums ceded to this Agreement.




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                                                              No. 3154-0016-E001


                                    Section 5
         REPORTS AND REMITTANCES

         A. The Company will provide the Reinsurer with all necessary data respecting premiums and forward it to the Reinsurer within 45 days after the close of each quarter, on forms mutually acceptable.

         B. Any balance due the Reinsurer, shall be remitted by the Company with the Account Current. The Reinsurer shall remit any balance due the Company promptly upon the Reinsurer's receipt of the Account Current. Within 15 days after the end of each Agreement Year, and upon cancellation or termination at the end of each Agreement Year thereafter, until all premiums are accounted for, the Company shall render to the Reinsurer a statement of the Company's net written premiums during the year and a calculation of the annual premium computed by the application of the rate set forth in the Premium Section to the Company's net written premiums. If the actual reinsurance premium previously paid is less than the annual minimum premium owed to the Reinsurer under this Agreement, such additional premium due the Reinsurer shall be forwarded to the Reinsurer with the statement.

         C. Payment by the Reinsurer of its portion of loss and loss expenses paid by the Company will be made by the Reinsurer to the Company within 5 days after proof of payment by the Company is received by the Reinsurer.

                                    Section 6

                  WARRANTY

                  The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

                  Massage Program - $2,000,000 each occurrence and $3,000,000 general aggregate.

         This Exhibit C is attached to and forms part of Reinsurance Agreement No. 3154-0116 issued to PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY.

Nothing herein contained shall alter, vary or extend any provision or condition of the Agreement other than as above stated.





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IN WITNESS  WHEREOF,  the parties  hereto have  caused  this  Endorsement  to be executed by their duly authorized officers.

In Hatboro, PA, this 14th day of August, 2003;

ACCEPTED:
PENN-AMERICA INSURANCE COMPANY
PENN-STAR INSURANCE COMPANY


/s/ Joseph F. Morris
___________________________________

and in Princeton, New Jersey, this 11th day of August, 2003.

                                               AMERICAN RE-INSURANCE COMPANY


                                                /s/
                                                _______________________________
                                                Vice President

Dated:  August 11, 2003


RG/rg













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